[LETTERHEAD]

                                                                  April 29, 2004

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Dear Sir or Madam:

     On behalf of State Street Research Financial Trust, I am enclosing Form SE and the related exhibits to be incorporated by reference in the direct transmission of Form N-SAR for the year ended February 29, 2004.

                                       Sincerely,

                                       /s/ Joseph J. Bonaceto
                                       ---------------------
                                           Joseph J. Bonaceto

                             Washington, D.C. 20549

                                     FORM SE
                              Dated April 29, 2004

   Form N-Sar                        Year ended 2/29/04          811-4911
------------------                 ---------------------     ----------------
Report, Schedule or Statement of    Period of Report        SEC File No. of Form
 Which the Documents Are a Part     (If Appropriate)       Schedule or Statement

    State Street Research Financial Trust                      806390
--------------------------------------------------       -----------------------
(Exact Name of Registrant As Specified in Charter)       Registration CIK Number

--------------------------------------------------------------------------------
 Name or Person Other than the Registrant Filing the Form, Schedule or Statement

              The undersigned hereby files the following documents:

Attach an exhibit index and the exhibits not filed electronically as required by
     Item 601 of Regulation 8-K, the applicable Form, Schedule or Statement.

                   SIGNATURES: Complete A or B as Appropriate
                      See General Instructions to Form SE

A. FILING MADE ON BEHALF OF THE REGISTRANT: The Registration has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 29th day of April, 2004.

                      State Street Research Financial Trust
                    ----------------------------------------
                              (Name of Registrant)

                      By: /s/ Edward T. Gallivan, Jr.
                          ----------------------------------------
                                      (Signature)

                           Edward T. Gallivan, Jr.
                           ----------------------------------------
                                     (Print Name)

                           Assistant Treasurer
                           ----------------------------------------
                                       (Title)

B. FILINGS MADE BY PERSONS OTHER THAN THE REGISTRANT: After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

---------------     ------------------------------------------------------------
(Date)                                      (Signature)

                    ------------------------------------------------------------
                    (Print the Name and Title of Each Person Who Signs the Form)

           State Street Research Financial Trust (Name of Registrant)

                                     Form SE

                          Exhibit Index for Form N-SAR

Item 77.B. Accountant's report on internal control

     77.K. Changes in Registrant's certifying accountant